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                                                                   EXHIBIT 24(B)

                               DUKE POWER COMPANY

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                                  CERTIFICATE

                        $1,000,000,000 PRINCIPAL AMOUNT
                       FIRST AND REFUNDING MORTGAGE BONDS
                              AND DEBT SECURITIES
                                (THE SECURITIES)

     The undersigned officer of Duke Power Company, a North Carolina corporation (the Company), does hereby certify that attached hereto is a true and complete copy of an extract from the minutes of a meeting of the Board of Directors of the Company containing a resolution adopted with respect to the Securities, which resolution is presently in full force and effect.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand and affixed the corporate seal of the Company this 16th day of October, 1996.

                                               /s/  ROBERT T. LUCAS III

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                                                   ROBERT T. LUCAS III
                                                   Assistant Secretary

[Corporate Seal]
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                [EXTRACT FROM THE MINUTES OF THE MEETING OF THE
                    BOARD OF DIRECTORS OF DUKE POWER COMPANY
                             HELD ON JULY 29, 1996]

     FURTHER RESOLVED, that each officer and director who may be required to execute such Registration Statement or Registration Statements and/or Post-Effective Amendment or Post-Effective Amendments (whether on behalf of the Company or as an officer or director thereof or by attesting the seal of the Company or otherwise) be and hereby is authorized to execute a power of attorney appointing W. H. Grigg, Richard J. Osborne and Ellen T. Ruff, and each of them, as true and lawful attorneys and agents to execute in his or her name, place and stead (in any such capacity) such Registration Statement or Registration Statements and/or Post-Effective Amendment or Post-Effective Amendments and all instruments necessary or advisable in connection therewith, to attest the seal of the Company thereon and to file the same with the Securities and Exchange Commission, each of said attorneys and agents to have power to act with or without the others and to have full power and authority to do and perform in the name and on behalf of each of such officers and directors, or both, as the case may be, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as any such officer or director might or could do in person.

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